AMENDMENT TO LOAN TRANSACTION AGREEMENT

THIS AMENDMENT TO LOAN TRANSACTION AGREEMENT (the “Amendment”) is made and entered into effective as of the 29th day of December, 2008, by and between Silvergraph International, Inc. (the “Company”) and the undersigned holders of promissory notes referenced below (the “Holders”), upon the following premises:

A.

Holders are the holders of certain 7% Convertible Promissory Notes dated January 25, 2008 (the “Notes”) which were purchased from the Company pursuant to the terms of a Subscription Agreement and Security Agreement of the same date.

B.

The obligations represented by the Notes have been amended by a 1st Amendment to the 7% Notes due May 31, 2008, dated May 31, 2008; a 2nd Amendment to the 7% Notes Due June 30, 2008, dated June 20, 2008; and a 3rd Amendment to the 7% Notes due August 31, 2008, dated August 31, 2008; a 4th Amendment to the 7% Notes due October 31, 2008, and; a 5th Amendment to the 7% Notes due December 15, 2008 (the “Prior Amendments”) which are incorporated herein by reference.   For purposes of this Amendment, the Notes, Subscription Agreement and Security Agreement, as amended by the Prior Amendments, are hereby collectively referred to as the “Bridge Loan Agreement.”

C.

Under the terms of the Bridge Loan Agreement, the Maturity Date of the Notes is December 15, 2008.

D.

The Company has asked for, and the Holders have agreed to provide, an extension to the Maturity Date.   As consideration for such extension, the Company has agreed to grant to Holders shares of common stock of the Company.

NOW, THEREFORE, in consideration of the above premises and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.

Section 2.0 of the Note entitled Maturity. The Maturity Date for the Notes is hereby extended from December 15, 2008, to January 31, 2008.

2.

Cooperation.  Each of the Parties to this Amendment agree to execute such documents and take such further action as may be necessary to carry out the objectives of this Amendment.  In addition, the Company covenants to take all reasonable steps to comply with the terms of the Bridge Loan Agreement.

3.

Scope of Amendment.  Except as amended above, the terms contained in the Bridge Loan Agreement (including the Prior Amendments) shall remain the same and in full force and effect.

[Signature page follows]

Amendment to Loan Transaction Agreement

_______________________________________________________________________________________

IN WITNESS WHEREOF, this Amendment has been executed and delivered on the date hereof by the duly authorized representative of the Company and the Holders.

COMPANY:

SILVERGRAPH INTERNATIONAL, INC.

By:

/s/ James R. Simpson

Name:

James R. Simpson

Title:

Chief Executive Officer

Date:

12/15/2008

HOLDERS:

ANTAEUS CAPITAL PARTNERS, LLC

By:

/s/ Cesar Moya

Name:

Cesar Moya

Title:

Authorized Signatory

Date:

12/29/2008

THOMAS G. SCHUSTER

/s/ Thomas G. Schuster

Name:

Thomas G. Schuster

Date:

12/19/2008

ROBERT J. NEBORSKY M.D. INC.

COMBINATION RETIREMENT TRUST

By:

/s/ Robert J. Neborsky

Name: Robert J. Neborsky

Title:

Authorized Signatory

Date:

12/23/2008

Amendment to Loan Transaction Agreement